                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       11/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman Small Cap Value Fund

Annual Report to Shareholders

November 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary November 30, 2005

Class A, B, C, I, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R, and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class R and for the 5-year and 10-year periods shown for Class A, B, C and the 5-year and Life of Class periods shown for Class I, reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	11.55%	25.01%	16.95%	10.76%
Class B	10.50%	23.95%	15.98%	9.82%
Class C	10.64%	24.07%	16.06%	9.95%
Class R	11.22%	24.61%	16.51%	10.29%
Russell 2000 Index+	8.14%	20.01%	10.12%	9.60%
Russell 2000 Value Index++	8.04%	21.71%	16.07%	13.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 11/30/05
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class I	11.90%	25.53%	17.54%	11.39%
Russell 2000 Index+	8.14%	20.01%	10.12%	9.60%
Russell 2000 Value Index++	8.04%	21.71%	16.07%	13.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 11/30/05
Scudder-Dreman Small Cap Value Fund	1-Year	3-Year	Life of Class**
Institutional Class	11.91%	25.49%	20.60%
Russell 2000 Index+	8.14%	20.01%	19.89%
Russell 2000 Value Index++	8.04%	21.71%	20.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 11/30/05	$ 35.36	$ 32.84	$ 33.19	$ 37.04	$ 35.38	$ 35.61
11/30/04	$ 31.98	$ 30.01	$ 30.28	$ 33.38	$ 32.09	$ 32.10
Distribution Information: Twelve Months: Capital Gains Distributions as of 11/30/05	$ .29	$ .29	$ .29	$ .29	$ .29	$ .29
Class A Lipper Rankings — Small-Cap Core Funds Category as of 11/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	206	of	629	33
3-Year	59	of	493	12
5-Year	37	of	351	11
10-Year	60	of	106	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/05
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,513	$18,411	$20,621	$26,194
	Average annual total return	5.13%	22.56%	15.57%	10.11%
Class B	Growth of $10,000	$10,750	$18,841	$20,881	$25,522
	Average annual total return	7.50%	23.51%	15.86%	9.82%
Class C	Growth of $10,000	$11,064	$19,100	$21,056	$25,829
	Average annual total return	10.64%	24.07%	16.06%	9.95%
Class R	Growth of $10,000	$11,122	$19,349	$21,470	$26,638
	Average annual total return	11.22%	24.61%	16.51%	10.29%
Class I	Growth of $10,000	$11,190	$19,782	$22,432	$29,398
	Average annual total return	11.90%	25.53%	17.54%	11.39%
Russell 2000 Index+	Growth of $10,000	$10,814	$17,283	$16,195	$25,007
	Average annual total return	8.14%	20.01%	10.12%	9.60%
Russell 2000 Value Index++	Growth of $10,000	$10,804	$18,031	$21,068	$35,508
	Average annual total return	8.04%	21.71%	16.07%	13.51%

The growth of $10,000 is cumulative.

Comparative Results as of 11/30/05
Scudder-Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,119,100	$1,976,400	$1,849,200
	Average annual total return	11.91%	24.59%	20.60%
Russell 2000 Index+	Growth of $1,000,000	$1,081,400	$1,728,300	$1,803,300
	Average annual total return	8.14%	20.01%	19.89%
Russell 2000 Value Index++	Growth of $1,000,000	$1,080,400	$1,803,100	$1,835,100
	Average annual total return	8.04%	21.71%	20.54%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Class I commenced operations on November 1, 1995. Index returns begin October 31, 1995.

** Institutional Class commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/05
Scudder-Dreman Small Cap Value Fund	Life of Class*
Class S	8.05%
Russell 2000 Index+	10.51%
Russell 2000 Value Index++	10.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S commenced operations on February 28, 2005. Index returns begin February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/05	$ 35.44
2/28/05 (commencement of operations)	$ 33.09
Distribution Information: Nine Months: Capital Gains Distributions as of 11/30/05	$ .29

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class R limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended November 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,109.20	$ 1,103.50	$ 1,104.50	$ 1,111.00	$ 1,107.40	$ 1,110.60	$ 1,110.70
Expenses Paid per $1,000*	$ 6.87	$ 11.86	$ 10.97	$ 4.87	$ 8.19	$ 5.19	$ 5.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 6/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/05	$ 1,018.55	$ 1,013.79	$ 1,014.64	$ 1,020.46	$ 1,017.30	$ 1,020.16	$ 1,020.16
Expenses Paid per $1,000*	$ 6.58	$ 11.36	$ 10.50	$ 4.66	$ 7.84	$ 4.96	$ 4.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Scudder-Dreman Small Cap Value Fund	1.30%	2.25%	2.08%	.92%	1.55%	.98%	.98%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder-Dreman Small Cap Value Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder-Dreman Small Cap Value Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management LLC ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1997, with predecessor firms dating back to1977, and currently manages over $14 billion in assets as of November 30, 2005.

Portfolio Management Team

Dreman Value Management, LLC is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Co-Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 2002.

Founder, Dreman Value Management, LLC.

Nelson Woodard

Co-Lead Portfolio Manager.

Began investment career in 1985.

Joined the fund team in 2002.

PhD, University of Virginia.

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard discuss the economy, the market environment and the performance of Scudder-Dreman Small Cap Value Fund for the annual period ended November 30, 2005.

Q:  How would you describe the economic and market environment over the last year?

A:  The market has performed in line with our expectations. A year ago, our view was more conservative than most: We anticipated that rising interest rates and concerns about inflation would take a toll on equity returns, and that has been the case, as returns have generally been modest during 2005. The market has also been quite volatile over the last year as investors reacted to economic news that was often confusing.

The broad market, as measured by the S&P 500 Index, had a return of 8.44% for the 12-month period ended November 2005.1 However, more than a third of this return was achieved in the month of December 2004; the return of the S&P 500 Index between January 1 and November 30 of 2005 was just 4.88%. Mid-cap stocks had significantly higher returns than large-cap or small-cap issues: The return of the Russell Midcap Index2 was 16.25%, compared with 9.97% for the Russell 1000 Index, which tracks large-cap stocks, and 8.14% for the Russell 2000 Index, which measures the return of small-cap stocks.3 The performance of value stocks and growth stocks was remarkably similar: The return of the Russell 1000 Value Index was 9.98%, while the Russell 1000 Growth Index had a return of 9.73%.4

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the index had an approximate market capitalization of $13.7 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The economy appears to be somewhat stronger than might be expected at this stage of an expansion. Gross domestic product (GDP) has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and real GDP has increased at a rate of more than 3% for nearly three years.5 However, debt creation, which has been the source of much of the growth, may be a drag on the economy in the months ahead. High levels of consumer debt, together with the effect of rising energy prices on consumer sentiment, raise major questions about whether consumers can continue the level of spending that has been a major driver of the expansion.

3 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

4 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

5 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

Business trends were reasonably strong over the last year. Corporate profits increased during 2005, and business investment in capital projects and information technology continued to increase. Manufacturing activity has risen, and productivity continued to improve.

Perhaps the most puzzling aspect of the current economic environment is the relationship between interest rates and inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, remain near historic lows. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. In a statement that accompanied the December rate increase, the Fed gave some indication that the period of tightening may be coming to an end, but it will likely be several months before we have a clear indication of any change in Fed policy.

Q:  How did the fund perform during this period?

A:  The return of Scudder-Dreman Small Cap Value Fund for the 12 months ended November 2005 was 11.55%. The return of the Russell 2000 Index was 8.14%, and the return of the Russell 2000 Value Index over this period was 8.04%. Scudder-Dreman Small Cap Value Fund outperformed its peer group and its benchmarks for the one-year, three-year, five-year and 10-year periods ended November 30, 2005. The Lipper peer group of Small Cap Value Funds had an average return of 9.18%. (All fund returns are for Class A shares, unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.)

Q:  What strategies or holdings contributed most to performance?

A:  The decision that contributed most to performance was a significant overweight position in energy stocks, which has been in place since 2002. In the energy industry, small-cap stocks tend to be of lower quality and higher risk than stocks of large companies, creating an investment challenge for small-cap managers who emphasize quality. In energy, the focus of this fund is on oil and gas exploration and production companies that have secure leases and acreage in productive fields, as well as on companies that provide drilling equipment and services. Such companies have benefited from rising oil prices, and they also stand to profit from increasing worldwide demand for oil and gas. Energy holdings that performed especially well were ATP Oil & Gas Corp., Vintage Petroleum Inc., PetroQuest Energy Inc., Pioneer Drilling Co. and Grant Prideco Inc. All of these stocks remain in the portfolio, as we believe they continue to offer good value based on their prospects for the future. Additionally, the fund's performance relative to the Russell 2000 benchmark benefited from a restructuring of the benchmark during 2005, which reduced the energy weight in the benchmark, making our fund more overweight in energy.

Another strong performer was Foster Wheeler Ltd., an engineering construction firm. We believe Foster Wheeler has good long-term growth potential because of its involvement in refinery and pipeline infrastructure, an area in which there has been significant underinvestment in the last 20 years. This company, which a few years ago appeared to be on the verge of bankruptcy, is an excellent example of the kind of out-of-favor stocks that we find most interesting.

Performance also benefited from an overweight relative to our small-cap benchmark in materials. Our largest holding in this sector was also the best-performing: Aleris International, Inc., which was formed by the 2004 merger of aluminum recycler IMCO Recycling and aluminum-sheet-maker Commonwealth Industries. This company should benefit from the continuing growth of world economies.

Another positive was our overweight in utilities. We have carefully examined many independent power producers, which continued to suffer from the fallout of the 2001 Enron debacle, looking for financial strength and focusing on book value. Holdings in this group that have performed well and continue to have good potential include Allegheny Energy, Inc., TECO Energy, Inc., CMS Energy Corp. and Sierra Pacific Resources.

Underweighting consumer discretionary stocks, a position we adopted in the belief that consumer spending would weaken, also proved to be a prudent move. We are maintaining this underweight, as we believe the sector will continue to underperform.

Q:  What were some of the negatives?

A:  The biggest detractor from performance was stock selection in the financials sector. Holdings that were down significantly included Novastar Financial Inc. and Aames Investment Corp., which are real estate investment trusts that invest in subprime mortgages. (As of November 30, 2005, the fund no longer held Aames.) We consider these stocks underpriced, apparently on investor concerns about the possibility of mortgage defaults. Other negatives were retail banks R&G Financial Corp. and Doral Financial Corp.; these positions have been eliminated from the portfolio in order to minimize realized gains at year-end.

Other negatives were Axonyx Inc., a biotechnology company that was not able to secure FDA approval on a pending treatment, and DHB Industries Inc., a body armor company; both of these holdings were sold as losses.

Q:  Do you have other comments for shareholders?

A:  The small-cap market can be quite volatile, especially when there is so much uncertainty about interest rates, inflation and the direction of the economy. Small-cap stocks often drop sharply on any earnings disappointment or other negative news that may have little long-term significance. Based on our contrarian investment philosophy, we welcome opportunities such as this, when stocks of good companies with solid growth prospects can be bought at prices below what we see as their intrinsic value. We look for small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets.

As always, we thank our shareholders for their continued support and interest. We believe that our time-tested contrarian approach, with a focus on companies with solid long-term earnings-growth prospects and below-market price-to-earnings ratios, can help our shareholders achieve their long-term investment goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary November 30, 2005

Asset Allocation	11/30/05	11/30/04

Equity Securities	93%	93%
Cash Equivalents	4%	4%
Corporate Bonds	2%	1%
Closed End Investment Companies	1%	1%
Exchange Traded Fund	—	1%
	100%	100%
Sector Diversification (As a % of Common Stock)	11/30/05	11/30/04

Industrials	26%	20%
Financials	19%	28%
Energy	16%	13%
Health Care	9%	10%
Materials	9%	7%
Information Technology	8%	4%
Utilities	7%	8%
Consumer Staples	3%	4%
Consumer Discretionary	3%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2005 (15.5% of Net Assets)
1. Novastar Financial, Inc. (REIT) Operator of a real estate investment trust	2.5%
2. KKR Financial Corp. (REIT) Providing financing primarily to companies that are privately owned	1.8%
3. Southern Union Co. Explorer of natural gas and electricity	1.7%
4. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	1.6%
5. Oregon Steel Mills, Inc. Operates steel producer plants	1.5%
6. URS Corp. Provider of infrastructure projects involving transportation, pollution control and hazardous waste	1.4%
7. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.4%
8. RTI International Metals, Inc. Manufactures and distributes metals	1.2%
9. Grant Prideco, Inc. Manufactures, sells and services engineered tubular products	1.2%
10. Selective Insurance Group, Inc. Provider of regional property and casualty insurance	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2005

	Shares	Value ($)

Common Stocks 92.9%
Consumer Discretionary 2.5%
Hotels Restaurants & Leisure 0.3%
Alliance Gaming Corp.*	250,600	2,989,658
Leisure Equipment & Products 0.4%
Lakes Entertainment, Inc.*	517,800	3,754,050
Specialty Retail 0.5%
Mettler-Toledo International, Inc.*	91,400	5,217,112
Textiles, Apparel & Luxury Goods 1.3%
Phillips-Van Heusen Corp.	190,464	6,454,825
Wolverine World Wide, Inc.	308,450	6,699,534
		13,154,359
Consumer Staples 2.6%
Food & Staples Retailing 0.1%
Centerplate, Inc. (IDS)	34,300	432,866
Food Products 1.9%
Chiquita Brands International, Inc.	374,000	7,779,200
Ralcorp Holdings, Inc.*	281,100	11,719,059
		19,498,259
Tobacco 0.6%
Universal Corp.	62,500	2,523,750
Vector Group Ltd.	184,910	3,483,704
		6,007,454
Energy 15.1%
Energy Equipment & Services 6.7%
Atwood Oceanics, Inc.*	26,100	1,852,839
Cal Dive International, Inc.*	100,400	7,290,044
Grant Prideco, Inc.*	311,100	11,943,129
Grey Wolf, Inc.*	740,000	5,557,400
Holly Corp.	61,700	3,752,594
Matrix Service Co.*	263,800	2,455,978
Offshore Logistics, Inc.*	90,000	2,758,500
Oil States International, Inc.*	214,400	7,302,464
Patterson-UTI Energy, Inc.	279,800	8,740,952
RPC, Inc.	194,800	6,467,360
Superior Energy Services, Inc.*	331,300	7,212,401
Universal Compression Holdings, Inc.*	50,600	2,043,228
		67,376,889
Oil, Gas & Consumable Fuels 8.4%
ATP Oil & Gas Corp.*	140,900	5,087,899
Bronco Drilling Co., Inc.*	79,200	1,940,400
Carrizo Oil & Gas, Inc.*	270,700	6,856,831
CNX Gas Corp. 144A*	188,100	3,950,100
Compton Petroleum Corp.*	528,800	6,980,260
Delta Petroleum Corp.*	188,400	3,033,240
Denbury Resources, Inc.*	135,200	3,060,928
Global Industries Ltd.*	476,100	5,641,785
Parallel Petroleum Corp.*	270,700	4,442,187
Petrohawk Energy Corp.*	837,200	11,143,132
PetroQuest Energy, Inc.*	655,600	5,985,628
Pioneer Drilling Co.*	533,900	9,353,928
Quest Resource Corp.*	244,600	3,179,800
Range Resources Corp.	232,400	8,654,576
Rosetta Resources, Inc. 144A*	219,300	3,947,400
Vintage Petroleum, Inc.	37,700	1,974,726
		85,232,820
Financials 17.2%
Banks 3.3%
BankAtlantic Bancorp., Inc. "A"	156,800	2,185,792
Centennial Bank Holdings, Inc.*	600,000	7,440,000
Commercial Capital Bancorp., Inc.	255,100	4,255,068
International Bancshares Corp.	103,500	3,105,000
NewAlliance Bancshares, Inc.	428,900	6,407,766
PFF Bancorp., Inc.	126,100	3,852,355
Provident Bankshares Corp.	82,000	2,922,480
Sterling Financial Corp.	122,407	3,194,823
		33,363,284
Diversified Financial Services 1.2%
CBRE Realty Finance, Inc. 144A	300,000	4,641,300
CMET Finance Holdings, Inc.*	10,800	324,000
Hercules Technology Growth Capital, Inc.	140,400	1,593,540
NGP Capital Resources Co.	53,749	747,111
Peoples Choice Financial Corp.	370,100	2,914,538
Prospect Energy Corp.	120,496	1,805,030
		12,025,519
Insurance 5.8%
Amerisafe, Inc.*	270,400	2,658,032
Arch Capital Group Ltd.*	89,100	4,674,186
Aspen Insurance Holdings Ltd.	373,800	9,356,214
Endurance Specialty Holdings Ltd.	145,700	5,019,365
Meadowbrook Insurance Group, Inc.*	670,700	4,359,550
Odyssey Re Holdings Corp.	210,100	5,386,964
ProCentury Corp.	329,400	3,494,934
Selective Insurance Group, Inc.	213,200	11,932,804
Specialty Underwriters' Alliance, Inc.*	406,900	2,628,574
Tower Group, Inc.	437,400	8,835,480
		58,346,103
Real Estate 6.9%
Capital Lease Funding, Inc. (REIT)	276,000	2,713,080
Fieldstone Investment Corp. (REIT)	367,800	4,119,360
KKR Financial Corp. (REIT)	758,700	18,019,125
Newcastle Investment Corp. (REIT)	393,959	10,688,107
Novastar Financial, Inc. (REIT)	882,700	24,706,773
Thomas Properties Group, Inc. (REIT)	365,700	4,424,970
Vintage Wine Trust, Inc. (REIT) 144A	469,300	4,693,000
		69,364,415
Health Care 8.4%
Biotechnology 1.7%
Charles River Laboratories International, Inc.*	249,800	11,380,888
Serologicals Corp.*	274,600	5,513,968
		16,894,856
Health Care Equipment & Supplies 1.9%
Kinetic Concepts, Inc.*	223,100	8,689,745
Millipore Corp.*	101,500	6,481,790
PerkinElmer, Inc.	180,100	4,108,081
		19,279,616
Health Care Providers & Services 4.0%
Allied Healthcare International, Inc.*	659,600	3,957,600
Hanger Orthopedic Group, Inc.*	458,400	2,901,672
Kindred Healthcare, Inc.*	91,700	2,542,841
LifePoint Hospitals, Inc.*	62,039	2,360,584
Medco Health Solutions, Inc.*	76,312	4,094,139
Odyssey HealthCare, Inc.*	396,600	7,345,032
Option Care, Inc.	352,700	4,419,331
Pediatrix Medical Group, Inc.*	84,900	7,179,144
Triad Hospitals, Inc.*	137,100	5,848,686
		40,649,029
Pharmaceuticals 0.8%
Par Pharmaceutical Companies, Inc.*	230,700	6,138,927
Perrigo Co.	149,600	2,169,200
		8,308,127
Industrials 24.1%
Aerospace & Defense 4.4%
Applied Signal Technology, Inc.	164,800	2,961,456
ARGON ST, Inc.*	62,300	1,797,355
CAE, Inc.	1,066,100	7,484,022
DRS Technologies, Inc.	153,100	7,563,140
EDO Corp.	263,900	7,027,657
GenCorp, Inc.*	342,500	6,254,050
Herley Industries, Inc.*	228,300	3,760,101
K&F Industries Holdings, Inc.*	190,600	2,939,052
Triumph Group, Inc.*	113,800	4,318,710
		44,105,543
Building Products 0.8%
Levitt Corp. "A"	202,700	4,384,401
NCI Building Systems, Inc.*	79,200	3,456,288
		7,840,689
Commercial Services & Supplies 2.7%
Clean Harbors, Inc.*	116,900	3,373,734
Covanta Holding Corp.*	456,100	5,947,544
Duratek, Inc.*	600,500	9,854,205
Nobel Learning Communities, Inc.	204,200	1,939,900
WCA Waste Corp.*	749,600	6,221,680
		27,337,063
Construction & Engineering 6.5%
EMCOR Group, Inc.*	197,600	13,980,200
Foster Wheeler Ltd.*	309,900	10,793,817
Granite Construction, Inc.	187,200	6,948,864
URS Corp.*	338,300	14,249,196
Walter Industries, Inc.	211,800	10,664,130
Washington Group International, Inc.*	180,300	9,323,313
		65,959,520
Electrical Equipment 2.4%
General Cable Corp.*	899,100	16,318,665
Genlyte Group, Inc.*	102,600	5,407,020
Thomas & Betts Corp.*	77,700	3,111,108
		24,836,793
Industrial Conglomerates 0.2%
ESCO Technologies, Inc.*	42,400	1,823,200
Machinery 3.7%
Harsco Corp.	126,900	8,432,505
Oshkosh Truck Corp.	120,600	5,418,558
Terex Corp.*	185,700	11,442,834
Valmont Industries	178,600	5,959,882
Watts Water Technologies, Inc. "A"	199,000	5,749,110
		37,002,889
Marine 0.9%
GulfMark Offshore, Inc.*	133,800	4,466,244
Hornbeck Offshore Services, Inc.*	142,500	4,668,300
		9,134,544
Road & Rail 1.4%
Genesee & Wyoming, Inc.*	224,800	7,557,776
Laidlaw International, Inc.	299,500	6,475,190
		14,032,966
Trading Companies & Distributors 1.1%
Aviall, Inc.*	102,000	3,131,400
WESCO International, Inc.*	197,800	8,258,150
		11,389,550
Information Technology 7.7%
Communications Equipment 0.8%
InPhonic, Inc.*	656,400	7,752,084
Computers & Peripherals 0.9%
Komag, Inc.*	262,000	9,154,280
Electronic Equipment & Instruments 3.3%
Aeroflex, Inc.*	666,100	7,307,117
Anixter International, Inc.	288,100	10,555,984
Plexus Corp.*	387,600	8,333,400
Scansource, Inc.*	122,900	7,286,741
		33,483,242
IT Consulting & Services 1.2%
CACI International, Inc. "A"*	95,500	5,286,880
Covansys Corp.*	423,200	6,221,040
		11,507,920
Semiconductors & Semiconductor Equipment 0.6%
MKS Instruments, Inc.*	158,900	2,998,443
OmniVision Technologies, Inc.*	183,900	3,255,030
		6,253,473
Software 0.9%
Sonic Solutions*	368,400	5,673,360
TIBCO Software, Inc.*	430,940	3,606,968
		9,280,328
Materials 8.3%
Chemicals 0.3%
NOVA Chemicals Corp.	77,000	2,899,050
Construction Materials 1.2%
Florida Rock Industries, Inc.	185,782	9,264,948
Headwaters, Inc.*	92,000	3,277,960
		12,542,908
Metals & Mining 6.8%
Aleris International, Inc.*	312,100	10,377,325
Goldcorp, Inc.	193,275	3,927,348
Metal Management, Inc.	126,500	3,184,005
Northwest Pipe Co.*	196,600	4,828,496
NS Group, Inc.*	147,000	6,035,820
Oregon Steel Mills, Inc.*	569,100	15,564,885
Pan American Silver Corp.*	320,600	6,088,194
RTI International Metals, Inc.*	337,200	12,577,560
Uranium Resources, Inc.*	3,197,500	1,918,500
Worthington Industries, Inc.	192,900	3,913,941
		68,416,074
Telecommunication Services 0.2%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	216,600	2,168,166
Utilities 6.8%
Electric Utilities 1.3%
Allegheny Energy, Inc.*	279,100	7,767,353
Sierra Pacific Resources*	398,100	5,366,388
		13,133,741
Gas Utilities 2.3%
ONEOK, Inc.	220,600	6,051,058
Southern Union Co.*	710,115	16,758,714
		22,809,772
Independent Power Producers & Energy Traders 1.0%
Dynegy, Inc. "A"*	2,172,200	10,404,838
Multi-Utilities 2.2%
CMS Energy Corp.*	179,800	2,513,604
Ormat Technologies, Inc.	363,500	9,105,675
TECO Energy, Inc.	277,800	4,858,722
WPS Resources Corp.	99,200	5,334,976
		21,812,977
Total Common Stocks (Cost $733,589,018)		936,976,026
	Principal Amount ($)	Value ($)

Corporate Bonds 1.7%
Utilities
Mirant Corp.:
144A, 7.4%, 7/15/2004*	7,000,000	8,435,000
144A, 7.9%, 7/15/2009*	6,985,000	8,504,238
Total Corporate Bonds (Cost $8,692,475)		16,939,238
	Shares	Value ($)

Closed End Investment Company 0.6%
Tortoise Energy Infrastructure Corp. (Cost $5,596,065)	222,757	6,397,581

Exchange Traded Funds 0.1%
PowerShares Lux Nanotech Portfolio* (Cost $505,302)	31,800	546,642

Cash Equivalents 4.5%
Scudder Cash Management QP Trust, 4.03% (a) (Cost $45,291,924)	45,291,924	45,291,924
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $793,674,784)+	99.8	1,006,151,411
Other Assets and Liabilities, Net	0.2	1,647,660
Net Assets	100.0	1,007,799,071

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon (%)	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Mirant Corp.:	7.4	7/15/2004	7,000,000	USD	4,573,750	8,435,000
	7.9	7/15/2009	6,985,000	USD	4,118,725	8,504,238
					8,692,475	16,939,238

+ The cost for federal income tax purposes was $793,839,774. At November 30, 2005, net unrealized appreciation for all securities based on tax cost was $212,311,637. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $240,027,763 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,716,126.

(a) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

IDS: Income Deposit Securities

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2005
Assets
Investments in securities, at value, (cost $748,382,860)	$ 960,859,487
Investment in Scudder Cash Management QP Trust (cost $45,291,924)	45,291,924
Total investments in securities, at value (cost $793,674,784)	1,006,151,411
Cash	378,563
Receivable for investments sold	918,433
Dividends receivable	434,637
Interest receivable	156,214
Receivable for Fund shares sold	4,153,085
Other assets	103,626
Total assets	1,012,295,969
Liabilities
Payable for Fund shares redeemed	2,868,678
Accrued management fee	589,041
Other accrued expenses and payables	1,039,179
Total liabilities	4,496,898
Net assets, at value	$ 1,007,799,071
Net Assets
Net assets consist of: Undistributed net investment income	2,736,558
Net unrealized appreciation (depreciation) on investments	212,476,627
Accumulated net realized gain (loss)	91,868,367
Paid-in capital	700,717,519
Net assets, at value	$ 1,007,799,071

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($702,643,752 ÷ 19,873,417 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 35.36
Maximum offering price per share (100 ÷ 94.25 of $35.36)	$ 37.52

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($108,528,100 ÷ 3,304,416 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 32.84

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($152,295,210 ÷ 4,588,121 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 33.19
Class I Net Asset Value, offering and redemption price(a) per share ($3,427,601 ÷ 92,526 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 37.04
Class R Net Asset Value, offering and redemption price(a) per share ($2,879,826 ÷ 81,388 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.38
Class S Net Asset Value, offering and redemption price(a) per share ($3,668,895 ÷ 103,532 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 35.44
Institutional Class Net Asset Value, offering and redemption price(a) per share ($34,355,687 ÷ 964,803 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.61

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2005
Investment Income
Dividends — Unaffiliated issuers (net of foreign taxes withheld of $33,038)	$ 9,739,554
Dividends — Affiliated issuers	5,243,518
Interest — Scudder Cash Management QP Trust	1,133,318
Total Income	16,116,390
Expenses: Management fee	6,537,020
Services to shareholders	2,588,059
Distribution service fees	3,777,426
Custodian fees	34,133
Auditing	57,814
Legal	38,913
Directors' fees and expenses	35,202
Reports to shareholders	182,279
Registration fees	92,195
Other	52,646
Total expenses, before expense reductions	13,395,687
Expense reductions	(17,321)
Total expenses, after expense reductions	13,378,366
Net investment income (loss)	2,738,024
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investment — Unaffiliated issuers	93,096,159
Investments — Affiliated issuers	(529,272)
Foreign currency related transactions	(138)
92,566,749
Net unrealized appreciation (depreciation) during the period on investments	2,178,532
Net gain (loss) on investment transactions	94,745,281
Net increase (decrease) in net assets resulting from operations	$ 97,483,305

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2005	2004
Operations: Net investment income (loss)	$ 2,738,024	$ 596,642
Net realized gain (loss) on investment transactions	92,566,749	75,192,221
Net unrealized appreciation (depreciation) during the period on investment transactions	2,178,532	85,851,849
Net increase (decrease) in net assets resulting from operations	97,483,305	161,640,712
Distributions to shareholders from: Net investment income:
Class A	—	(2,321,991)
Class I	—	(25,798)
Class R	—	(3)
Institutional Class	—	(20,086)
Net realized gains: Class A	(5,302,111)	—
Class B	(1,087,044)	—
Class C	(1,118,277)	—
Class I	(8,757)	—
Class R	(10,326)	—
Class S	(1,852)	—
Institutional Class	(233,928)	—
Fund share transactions: Proceeds from shares sold	406,561,117	327,088,476
Reinvestment of distributions	6,557,553	2,107,912
Cost of shares redeemed	(322,294,511)	(219,340,840)
Redemption fees	83,860	—
Net increase (decrease) in net assets from Fund share transactions	90,908,019	109,855,548
Increase (decrease) in net assets	180,629,029	269,128,382
Net assets at beginning of period	827,170,042	558,041,660
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income $2,736,558 and $3,541, respectively)	$ 1,007,799,071	$ 827,170,042

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 31.98	$ 25.27	$ 18.46	$ 19.69	$ 16.49
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.09	.17	.12	.00***
Net realized and unrealized gain (loss) on investment transactions	3.50	6.79	6.73	(1.35)	3.20
Total from investment operations	3.67	6.88	6.90	(1.23)	3.20
Less distributions from: Net investment income	—	(.17)	(.09)	—	—
Net realized gains on investment transactions	(.29)	—	—	—	—
Total from distributions	(.29)	(.17)	(.09)	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 35.36	$ 31.98	$ 25.27	$ 18.46	$ 19.69
Total Return (%)[b]	11.55	27.37	37.49	(6.25)	19.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	703	579	351	222	177
Ratio of expenses before expense reductions (%)	1.27	1.29	1.43	1.44	1.54
Ratio of expenses after expense reductions (%)	1.27	1.29	1.43	1.44	1.49[c]
Ratio of net investment income (loss) (%)	.52	.35	.91	.65	.00
Portfolio turnover rate (%)	67	64	67	89	73

[a] Based on average shares outstanding during period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

*** Amount is less than $.005.

Class B
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 30.01	$ 23.76	$ 17.41	$ 18.72	$ 15.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	(.12)	.03	(.02)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.21	6.37	6.32	(1.29)	3.05
Total from investment operations	3.12	6.25	6.35	(1.31)	2.92
Less distributions from: Net realized gains on investment transactions	(.29)	—	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 32.84	$ 30.01	$ 23.76	$ 17.41	$ 18.72
Total Return (%)[b]	10.50	26.30	36.47	(7.00)	18.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	125	133	147	160
Ratio of expenses before expense reductions (%)	2.19	2.16	2.27	2.25	2.34
Ratio of expenses after expense reductions (%)	2.19	2.16	2.27	2.25	2.27[c]
Ratio of net investment income (loss) (%)	(.40)	(.52)	.07	(.16)	(.78)
Portfolio turnover rate (%)	67	64	67	89	73

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

*** Amount is less than $.005.

Class C
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 30.28	$ 23.94	$ 17.54	$ 18.85	$ 15.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)	(.09)	.04	(.01)	(.14)
Net realized and unrealized gain (loss) on investment transactions	3.25	6.43	6.36	(1.30)	3.08
Total from investment operations	3.20	6.34	6.40	(1.31)	2.94
Less distributions from: Net realized gains on investment transactions	(.29)	—	—	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 33.19	$ 30.28	$ 23.94	$ 17.54	$ 18.85
Total Return (%)[b]	10.64	26.48	36.49	(6.95)	18.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	152	106	71	49	32
Ratio of expenses before expense reductions (%)	2.05	2.04	2.21	2.23	2.36
Ratio of expenses after expense reductions (%)	2.05	2.04	2.21	2.23	2.28[c]
Ratio of net investment income (loss) (%)	(.26)	(.40)	.13	(.14)	(.79)
Portfolio turnover rate (%)	67	64	67	89	73

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

*** Amount is less than $.005.

Class I
Years Ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 33.38	$ 26.39	$ 19.30	$ 20.45	$ 17.02
Income (loss) from investment operations: Net investment income (loss)[a]	.26	.19	.29	.24	.10
Net realized and unrealized gain (loss) on investment transactions	3.69	7.09	7.01	(1.39)	3.33
Total from investment operations	3.95	7.28	7.30	(1.15)	3.43
Less distributions from: Net investment income	—	(.29)	(.21)	—	—
Net realized gains on investment transactions	(.29)	—	—	—	—
Total distributions	(.29)	(.29)	(.21)	—	—
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 37.04	$ 33.38	$ 26.39	$ 19.30	$ 20.45
Total Return (%)	11.90	27.87	38.24	(5.62)	20.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	6	5
Ratio of expenses before expense reductions (%)	.93	.91	.87	.84	.90
Ratio of expenses after expense reductions (%)	.93	.91	.87	.84	.88[b]
Ratio of net investment income (loss) (%)	.86	.73	1.47	1.25	.62
Portfolio turnover rate (%)	67	64	67	89	73

[a] Based on average shares outstanding during the period.

[b] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

*** Amount is less than $.005.

Class R
Years Ended November 30,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.09	$ 25.26	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[b]	.08	(.06)	.04
Net realized and unrealized gain (loss) on investment transactions	3.50	6.90	2.26
Total from investment operations	3.58	6.84	2.30
Less distributions from: Net investment income	—	(.01)	—
Net realized gains on investment transactions	(.29)	—	—
Total distributions	(.29)	(.01)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 35.38	$ 32.09	$ 25.26
Total Return (%)	11.22[c]	27.07	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.737		.013
Ratio of expenses before expense reductions (%)	1.68	1.79	1.35*
Ratio of expenses after expense reductions (%)	1.54	1.79	1.35*
Ratio of net investment income (loss) (%)	.25	(.15)	.90*
Portfolio turnover rate (%)	67	64	67

[a] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[b]	.25
Net realized and unrealized gain (loss) on investment transactions	2.39
Total from investment operations	2.64
Less distributions from: Net realized gains on investment transactions	(.29)
Redemption fees	.00***
Net asset value, end of period	$ 35.44
Total Return (%)	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses (%)	.98*
Ratio of net investment income (loss) (%)	.97*
Portfolio turnover rate (%)	67

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 32.10	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[b]	.27	.20	.26	.03
Net realized and unrealized gain (loss) on investment transactions	3.53	6.81	6.71	(1.29)
Total from investment operations	3.80	7.01	6.97	(1.26)
Less distributions from: Net investment income	—	(.22)	(.14)	—
Net realized gains on investment transactions	(.29)	—	—	—
Total distributions	(.29)	(.22)	(.14)	—
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 35.61	$ 32.10	$ 25.31	$ 18.48
Total Return (%)	11.91	27.91	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	15.619		.001
Ratio of expenses (%)	.95	.88	.85	1.18*
Ratio of net investment income (loss) (%)	.84	.76	1.49	.58*
Portfolio turnover rate (%)	67	64	67	89

[a] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Small Cap Value Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. On February 28, 2005, the Fund commenced offering Class S shares. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,968,352
Undistributed net long-term capital gains	$ 91,819,509
Net unrealized appreciation (depreciation) on investments	$ 212,311,637

* Undistributed ordinary income includes $213,848 of short-term capital gains. For tax purposes, short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2005	2004
Distribution from ordinary income	$ —	$ 2,367,878
Distributions from capital gains	$ 7,762,295	—

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $650,981,757 and $579,915,965, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006 (Class S commencement of operations February 28, 2005 through February 28, 2006), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00%, 1.27% and 1.17% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 2.00%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Effective October 1, 2005 through September 30, 2006, the Advisor has agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class R shares at 1.60% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, directors and directors' counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2005
Class A	$ 1,231,658	$ —	$ 211,126
Class B	377,252	—	77,509
Class C	224,877	—	38,490
Class I	1,631	—	86
Class R	6,978	2,776	—
Class S	2,007	—	456
Institutional Class	28,256	—	6,818
	$ 1,872,659	$ 2,776	$ 334,485

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended November 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2005
Class B	$ 855,432	$ 66,483
Class C	958,218	89,186
Class R	4,794	578
	$ 1,818,444	$ 156,247

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2005	Annual Effective Rate
Class A	$ 1,357,022	$ 45,458.22%
Class B	281,138	21,037.25%
Class C	316,553	30,685.25%
Class R	4,269	517.22%
	$ 1,958,982	$ 97,697

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2005, aggregated $141,639.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2005, the CDSC for Class B and C shares aggregated $250,141 and $20,851 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2005, SDI received $11,993.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended November 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $19,520, of which $6,600 is unpaid at November 30, 2005.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended November 30, 2005, the Advisor agreed to reimburse the Fund $11,219, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2005, the custodian fee was reduced by $3,326 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended November 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value at November 30, 2004 ($)	Purchases Cost ($)	Sales Cost ($)	Realized Gain/Loss ($)	Dividend Income ($)	Shares at November 30, 2005	Value at November 30, 2005 ($)
Prospect Energy Corp.*	5,510,280	171,747	3,498,188	(758,947)	171,764	120,496	1,805,030
WCA Waste Corp.*	7,299,025	406,288	—	—	—	749,600	6,221,680
Novastar Financial, Inc.*	20,354,173	16,210,108	2,066,675	85,879	4,525,490	882,700	24,706,773
Meadow-brook Insurance Group, Inc.*	1,995,552	2,366,492	1,119,041	143,796	—	670,700	4,359,550
KKR Financial Group*	15,401,610	—	—	—	546,264	758,700	18,019,125
	50,560,640			(529,272)	5,243,518		55,112,158

* No longer an affiliate at November 30, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2005		Year Ended November 30, 2004
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,761,264	$ 291,895,675	8,705,559	$ 245,859,278
Class B	672,346	20,679,686	1,148,357	30,186,118
Class C	1,969,203	61,599,176	1,341,961	36,402,020
Class I	76,595	2,675,508	12,828	373,346
Class R	90,736	3,002,934	43,151	1,245,365
Class S*	109,694	3,656,919	—	—
Institutional Class	699,202	23,051,219	456,807	13,022,349
		$ 406,561,117		$ 327,088,476
Shares issued to shareholders in reinvestment of distributions
Class A	144,817	$ 4,670,363	80,298	$ 2,062,028
Class B	33,286	1,003,251	—	—
Class C	27,009	821,882	—	—
Class I	260	8,756	966	25,798
Class R	308	9,968	—	—
Class S*	31	1,004	—	—
Institutional Class	1,306	42,329	782	20,086
		$ 6,557,553		$ 2,107,912
Shares redeemed
Class A	(7,142,994)	$ (236,996,532)	(4,566,621)	$ (127,792,323)
Class B	(1,563,279)	(48,070,978)	(2,581,658)	(67,260,266)
Class C	(898,265)	(27,975,843)	(821,495)	(21,658,549)
Class I	(30,254)	(1,037,316)	(57,023)	(1,680,089)
Class R	(32,628)	(1,113,714)	(20,674)	(590,998)
Class S*	(6,193)	(211,958)	—	—
Institutional Class	(205,974)	(6,888,170)	(11,794)	(358,615)
		$ (322,294,511)		$ (219,340,840)
Redemption fees		$ 83,860		$ —
Net increase (decrease)
Class A	1,763,087	$ 59,645,446	4,219,236	$ 120,128,983
Class B	(857,647)	(26,385,305)	(1,433,301)	(37,074,148)
Class C	1,097,947	34,449,762	520,466	14,743,471
Class I	46,601	1,646,948	(43,229)	(1,280,945)
Class R	58,416	1,899,674	22,477	654,367
Class S*	103,532	3,446,096	—	—
Institutional Class	494,534	16,205,398	445,795	12,683,820
		$ 90,908,019		$ 109,855,548

* For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Subsequent Event

Effective February 6, 2006, Scudder Investments will change its name to DWS Scudder and the Scudder funds will be renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. On February 6, 2006, the funds will be listed as part of the DWS fund family under the letter "D" in the mutual fund listing section of the newspapers. In addition, the Web site for all Scudder funds will change to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder Value Series, Inc. and Shareholders of Scudder-Dreman Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Scudder-Dreman Small Cap Value Fund, one of a series of Scudder Value Series, Inc. (the "Corporation"), including the portfolio of investments, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder-Dreman Small Cap Value Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2006
Tax Information (Unaudited)

The Fund paid distributions of $0.285 per share from net long-term capital gains during it's year ended November 30, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2005 qualified for the dividends received deduction.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $101,200,000 as capital gain dividends for its year ended November 30, 2005, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates approximately $16,000,000, or the maximum amount allowable under law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. After their review of the information received, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. ("Lipper"). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor's estimate of current expenses for the Fund (including the effect of the Fund's then-current expense cap). The information provided to the Board showed that the Fund's management fee rate was below the median of the peer group and that the Fund's total expense ratios were below the median of the peer universe for Class A, C, I, S and Institutional Class shares, above the median but below the fourth quartile of the peer universe for Class B shares, and in the fourth quartile for Class R shares. The Board examined the total expense ratio for Class R shares less 12b-1 plan expenses and noted that the expense ratio remained in the fourth quartile. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the Scudder Funds. The Board took into account the Advisor's commitment to cap total expenses through February 28, 2006.

In light of the fourth quartile ranking of the expense ratio for Class R expenses, the Board recommended that the Advisor cap total expenses (less 12b-1 plan expenses) for Class R shares at a level within the third quartile. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's agreement to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's total expense ratios for Class B and Class R shares were above the median of the peer universe, such ratios (after the recommended expense cap) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the Scudder Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprisewide profitability of the Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with the shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to the Fund and fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor's commitment to indemnify the Scudder Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management's representation that such actions will not materially impact the Advisor's ability to perform under the Agreement or materially impact the Fund.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Subadvisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's subadvisory agreement (the "Subadvisory Agreement") between Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") and Dreman Value Management, L.L.C. (the "Subadvisor") in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Subadvisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Subadvisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered short-term and long-term performance of the Fund (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Subadvisor historically have been and continue to be satisfactory, and that the Fund's performance during the tenure of the Subadvisor was satisfactory.

Fees, Profitability and Economies of Scale. The Board considered the subadvisory fee rate under the Subadvisory Agreement and how it related to the overall management fee structure of the Fund. The Board also considered the terms of a relationship agreement between the Advisor and Subadvisor. The Board considered that the subadvisory fee rate was negotiated at arm's length between the Advisor and Subadvisor, an unaffiliated third party, and that the Advisor compensates the Subadvisor from its fees. Accordingly, the Board considered the estimated profitability of the Advisor and did not consider estimated profitability of the Subadvisor. The Board evaluated whether the overall management fees payable by the Fund were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board noted that the investment management agreement with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Subadvisor. The Board also considered the character and amount of other incidental benefits received by the Subadvisor and its affiliates, including benefits received by the Subadvisor in connection with executing brokerage transactions for the Fund. The Board concluded that the subadvisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Subadvisory Agreement continue to be fair and reasonable and that the continuation of the Subadvisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of November 30, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Director's term of office extends until the next shareholders' meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Director, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		71
John W. Ballantine (1946) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71
Lewis A. Burnham (1933) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	66
Donald L. Dunaway (1937) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71
James R. Edgar (1946) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71
Paul K. Freeman (1950) Director, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71
Robert B. Hoffman (1936) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71
William McClayton (1944) Director, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71
Robert H. Wadsworth (1940) Director, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

* Inception date of the corporation which was the predecessor to the L.L.C.

		74
John G. Weithers (1933) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	66
Interested Director and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Director, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Elisa D. Metzger[4] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	81123U-303	81123U-873	81123U-865	81123U-824
Fund Number	088	288	388	545

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	81123U-782
Fund Number	1507

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDSSX
Fund Number	389
Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, November 30, 2005, Scudder Value Series, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER DREMAN SMALL CAP VALUE FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years.  The Audit  Committee  approved in advance all audit  services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
November 30       to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $48,141            $0             $6,565              $0
--------------------------------------------------------------------------------
2004              $41,688            $0             $7,357              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 November 30           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                  $406,000               $70,570                 $0
--------------------------------------------------------------------------------
2004                  $281,500                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal  controls,  agreed upon procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed upon procedures.

                                       1

Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's  last two  fiscal  years for  non-audit  services.  The  Audit  Committee pre-approved all non-audit services that E&Y provided to the Adviser and any
Affiliated Fund Service Provider that related directly to the Fund's  operations and financial reporting.  The Audit Committee requested and received information from E&Y  about any  non-audit  services  that E&Y  rendered  during the
Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.
The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 November 30      (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $6,565         $70,570             $40,586           $117,721
--------------------------------------------------------------------------------
2004            $7,357            $0              $386,601           $393,958
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2004 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit  Committee that in connection  with providing  monthly payroll  services to employees of certain DB entities  from May 2003 to February
2005,  a member  firm in Chile  ("E&Y  Chile")  received  funds  from the DB entities  that went into an E&Y  trust  account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

E&Y also  advised the Audit  Committee  that in  connection  with  providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements, a member firm in France

                                       2

("E&Y  France")  entered into an engagement with the DB entity that resulted in  E&Y  France  staff  functioning  under  the  direct  responsibility  and direction of a DB entity  supervisor.  E&Y advised the Audit Committee that, although the services  provided  were  "permitted  services"  under Rule 2-01 of
Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of
Regulation S-X. (Rule 2-01(c)(4)(vi) provides that an accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  Chile  received  approximately
$11,724 and E&Y France received approximately $100,000 for the services they provided  to the DB  entities.  E&Y  advised  the  Audit  Committee  that it conducted  an  internal  review of the  situation  and, in view of the fact that similar expatriate tax compliance  services were provided to a number of E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the
PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit  Committee  that E&Y  believes  its  independence  as  independent registered  public  accounting  firm for the Fund was not  impaired  during  the period the services were provided. In reaching this conclusion,  E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities  were  involved in the provision of audit services  to the Fund,  the  E&Y  professionals  responsible  for the Fund's audits were not aware that these  non-audit  services  took place,  and that the fees charged were not  significant to E&Y  overall or to the fees charged to the  Investment  Company  Complex.  E&Y also noted that E&Y  Chile is no longer providing these services and that the E&Y France  engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman Small Cap Value Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman Small Cap Value Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Vincent J. Esposito
                                    ---------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 31, 2006

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 31, 2006